Events After the Reporting Period	6 Months Ended
Jun. 30, 2023
Events After the Reporting Period [Abstract]
Events after the reporting period

Note 20. Events after the reporting period

Management has considered subsequent events through the date these Unaudited Condensed Consolidated Interim Financial Statements were issued and identified the following events that require disclosure.

Syndicated Loan Refinancing

On August 16, 2023, Procaps S.A. and other subsidiaries of the Group as guarantors (collectively, the “Obligors”) entered into a Credit Agreement with Bancolombia S.A. and Banco Davivienda S.A (the “New Banco Credit Agreement”). The New Banco Credit Agreement provides for a loan of up to $247,817 million COP and the proceeds are to be used exclusively for the prepayment of existing indebtedness of the Group, including the Syndicated Loan Agreement. The New Banco Credit Agreement provides for a term of six-years, and interest accrues thereunder at a rate equal to the Colombian Central Bank’s reference rate (for a three-month tenor) plus 8.50% per annum.

The New Banco Credit Agreement contains customary affirmative and negative covenants, including limitations on the ability of the Group to incur additional debt, guarantee other obligations, grant liens on assets, make investments or acquisitions, dispose of assets, pay dividends or other payments on capital stock, make restricted payments, engage in mergers or consolidations, engage in transactions with affiliates, and enter into certain restrictive agreements.

Additionally, the New Banco Credit Agreement requires the Group’s compliance with the following financial covenants, each measured on a trailing twelve-month basis on the final day of each fiscal quarter of the Group:

●	Consolidated debt to consolidated EBITDA ratio of no greater than 3.50:1:00 (other than for the twelve-month period ended September 30, 2023, for which the ratio shall be no greater than 4.30:1.00); and

●	Ratio of consolidated EBITDA to consolidated interest expense of greater than 3.00:1.00 (other than for the twelve-month period ended September 30, 2023, for which the ratio shall be greater than 1.90:1.00).

●	Additionally, the Obligors are required to maintain combined total assets and combined EBITDA equal to no less than 80% of the Group’s consolidated total assets and consolidated EBITDA, respectively, as of June 30 and December 31 of each year.

BTG Refinancing

On August 18, 2023, the Group entered into a Credit Agreement with Banco BTG Pactual S.A.-Cayman Branch. (the “New BTG Credit Agreement”). The New BTG Credit Agreement provides for a loan of up to $19 million USD and the proceeds are to be used exclusively for the prepayment of existing indebtedness of the Group, including short term debt dated October 13, 2022. The New BTG Credit Agreement provides for a term of 30 months, and interest accrues thereunder at a rate equal to SOFR (for a three-month tenor) plus 5.80%.

The New BTG Credit Agreement requires the Group’s compliance with the following financial covenants, each measured on a trailing twelve-month basis on the final day of each fiscal quarter of the Group:

●	Consolidated debt to consolidated EBITDA ratio of no greater than 3.50:1:00 (other than for the twelve-month period ended September 30 and December 31, 2023, for which the ratio shall be no greater than 4.30:1.00); and

●	Ratio of consolidated EBITDA to consolidated interest expense of greater than 3.00:1.00 (other than for the twelve-month period ended September 30 and December 31, 2023, for which the ratio shall be greater than 1.90:1.00).

As of the date of the issuance of these Unaudited Condensed Consolidated Interim Financial Statements, the Group is in the process of performing the required analysis to determine if the debt refinancing described above constitutes an extinguishment or modification of the debt under IFRS 9.